united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23728

Fairway Private Equity & Venture Capital Opportunities Fund

(Exact name of registrant as specified in charter)

One South Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin T. Callahan, Fairway Capital Management, LLC.

One South Wacker Drive, Suite 1050 Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: 872-250-1260

Date of fiscal year end: 3/31

Date of reporting period: 9/30/23

Item 1. Reports to Stockholders.

Fairway Private Equity &
Venture Capital Opportunities Fund

Semi-Annual Report

September 30, 2023

1-833-741-7382

www.fairwaycapm.com

Fairway Capital Management
One South Wacker Drive
Suite 1050
Chicago, IL 60606

tel 872-250-1260
fairwaycapm.com

We are very pleased to present you with the semi-annual report for the Fairway Private Equity & Venture Capital Opportunities Fund, dated September 30, 2023. During the six-month period ended September 30, 2023, the Fund’s Net Asset Value increased 6.40%. Since the December 29, 2021 inception date, the Fund’s return was 2.67%, which we believe compares favorably to most public equity benchmarks such as the S&P 500 which increased by 5.18% and decreased by -4.59% during the same periods. Importantly, we are extremely pleased with the quality of the investments in the Fund. We believe the adviser’s investment team members have access to many highly sought-after funds through relationships developed over many decades. We believe the portfolio reflects this access.

The Fund’s objective is to generate long-term capital appreciation. In meeting its objective, the Fund seeks to provide exposure to high-quality private equity and venture capital investments through primary, secondary and direct investment strategies to align with nomenclature in the prospectus that does not refer to co-investments. Through September 30, 2023, the Fund has made twenty private fund investments. We are pleased with the quality, pace and diversification of the investment activity. We are particularly pleased with the primary fund commitments and the direct company co-investments in the portfolio. The direct investments have delivered strong results, and we believe the companies are high growth businesses operating in attractive sectors. The primary fund investments include several established firms with highly recognizable franchises, as well as some newer funds raised by experienced managers that we believe will generate attractive performance.

While there certainly has been negative pressure on many existing private equity and venture capital portfolios, we are quite excited to be allocating fresh capital to these managers to invest in the current environment. In our opinion, top-tier private equity and venture capital managers have generated very attractive returns for investors over long periods of time. We believe consistently investing in knowledgeable managers and quality companies is the formula for success in private equity and venture capital investing.

Sincerely,

Kevin T. Callahan, CFA
President
Fairway Private Equity & Venture Capital Opportunities Fund

#17533458-UFD 10/30/2023

Fairway Private Equity & Venture Capital Opportunities Fund
PORTFOLIO REVIEW (Unaudited)

Average Annual Total Return through September 30, 2023*, as compared to its benchmark:

	Six Months	One Year	Since Inception**
Fairway Private Equity & Venture Capital Opportunities Fund - Class I	6.40%	15.98%	2.67%
S&P 500 Total Return Index ***	5.18%	21.62%	-4.59%

*	The performance data quoted here represents past performance. Total returns are calculated based on NAV. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s Class I total annual operating expenses (including acquired fund fees) after fee waiver and expense reimbursement is 4.17% and without waiver or reimbursement the gross operating expenses (including acquired fund fees) is 11.89%, per the July 28, 2023 prospectus. For the six months period ended September 30, 2023, the Adviser waived/reimbursed all expenses (excluding acquired fund fees). Redemptions are subject to a 2.00% early repurchase fee if redeemed within one year of purchase. For performance information current to the most recent quarter-end, please call toll-free 1-833-741-7382.

**	Inception date is December 29, 2021.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Asset Class	% of Net Assets
Portfolio Funds	60.0%
Direct Investments	20.9%
Common Stock	13.6%
Short-Term Investment	4.9%
Other Assets in Excess of Liabilities	0.6%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Fairway Private Equity & Venture Capital Opportunities Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2023

		% of Net
Shares		Assets	Fair Value
	COMMON STOCK - 13.6%
	PUBLIC MANAGERS - 13.6%
7,300	Apollo Global Management	4.5%	$655,248
6,000	Blackstone Group LP (The)	4.4%	642,840
11,200	KKR & Company, Inc.	4.7%	689,920
	TOTAL COMMON STOCK (Cost - $1,893,025)	13.6%	$1,988,008

	DIRECT INVESTMENTS - 20.9%
	Homebrew SL Fund, LLC(a)(b)(c)	1.7%	$250,000
	MXV SPV Master LP 1(a)(b)(c)	11.5%	1,691,000
	MXV SPV Master LP 2(a)(b)(c)	7.7%	1,132,000
	TOTAL DIRECT INVESTMENTS (Cost - $2,283,514)	20.9%	$3,073,000

	PORTFOLIO FUNDS - 60.0%
	Adams Street Private Credit Fund II-B LP(a)(b)(c)	9.9%	$1,454,734
	Bain Capital Ventures 2022 Fund, LP(a)(b)(c)	1.6%	230,626
	Battery Ventures XIV, LP(a)(b)(c)	3.7%	536,090
	CRV Select Fund II, LP(a)(b)(c)	2.8%	408,448
	CRV XIX, LP(a)(b)(c)	1.9%	275,160
	Green Equity Investors Side IX, LP(a)(b)(c)	0.3%	36,756
	Kelso Investment Associates XI, LP(a)(b)(c)	3.8%	548,130
	Mango Capital Opportunities 2022 LP(a)(b)(c)	5.8%	849,593
	NextView All Access Fund I, LP(a)(b)(c)	0.9%	136,762
	Nextview Ventures V, LP(a)(b)(c)	1.1%	159,552
	Primary Select Fund III, LP(a)(b)(c)	0.2%	32,391
	PVP Fund IV, LP(a)(b)(c)	0.2%	34,519
	Thoma Bravo Fund XV-A, LP(a)(b)(c)	13.3%	1,954,557
	Threshold Ventures IV, LP(a)(b)(c)	1.1%	157,784
	Threshold Ventures Select I, LP(a)(b)(c)	3.1%	453,404
	Work-Bench Ventures Select Fund, LP(a)(b)(c)	4.0%	590,885
	WP DVT, LP(a)(b)(c)	6.3%	927,408
	TOTAL PORTFOLIO FUNDS (Cost - $8,847,022)	60.0%	$8,786,799

	SHORT-TERM INVESTMENT - 4.9%
	MONEY MARKET FUND - 4.9%
724,353	Morgan Stanley Institutional Liquidity Fund - Government Fund - Institutional Class, 5.27%(d)	4.9%	$724,353
	TOTAL SHORT-TERM INVESTMENT (Cost - $724,353)	4.9%	$724,353

	TOTAL INVESTMENTS - 99.4% (Cost - $13,747,914)	99.4%	$14,572,160
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.6%		83,352
	NET ASSETS - 100.0%		$14,655,512

LP - Limited Partnership

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of September 30, 2023 was $11,859,799, which represents 81.0% of total net assets.

(c)	The value of this investment has been determined in good faith under policies adopted by the Board of Trustees.

(d)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2023.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

ASSETS
Investments, at fair value (cost $13,747,914)	$14,572,160
Dividends receivable	2,318
Due from Adviser	273,508
Prepaid expenses and other assets	154,319
TOTAL ASSETS	15,002,305

LIABILITIES
Payable to related parties	193,400
Accrued expenses and other liabilities	153,393
TOTAL LIABILITIES	346,793
NET ASSETS	$14,655,512

COMMITMENTS AND CONTINGENCIES (See Note 2)

Net Assets Consist Of:
Paid-in capital	$13,884,370
Accumulated earnings	771,142
NET ASSETS	$14,655,512

Net Asset Value Per Share:
Class I
Net Assets	$14,655,512
Shares of beneficial interest outstanding ($0 par value)	1,423,512
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share *	$10.30

*	Redemptions are subject to a 2.00% early repurchase fee if redeemed within one year of purchase.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended September 30, 2023

INVESTMENT INCOME
Dividend income	$216,011
TOTAL INVESTMENT INCOME	216,011

EXPENSES
Management fee	53,099
Legal fees	154,313
Audit fees	81,400
Trustees fees and expenses	80,248
Administrative services fees	71,031
Compliance officer fees	27,000
Transfer agent fees	13,426
Custodian fees	11,376
Insurance expense	8,499
Printing and postage expenses	6,081
Registration fees	3,000
Other expenses	37,745
TOTAL EXPENSES	547,218
Fees Waived/Expenses Reimbursed by the Adviser	(547,218)
NET EXPENSES	—

NET INVESTMENT INCOME	216,011

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investment transactions	21,281
Net change in unrealized appreciation/depreciation on investments	644,180

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	665,461

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$881,472

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For The
	Six Months Ended	For The
	September 30, 2023	Year Ended
	(Unaudited)	March 31, 2023
FROM OPERATIONS
Net investment income	$216,011	$135,580
Net realized gain (loss) from investment transactions	21,281	(431,046)
Net change in unrealized appreciation/depreciation on investments	644,180	299,442
Net increase in net assets resulting from operations	881,472	3,976

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to Class I shares	—	(170,208)
Net decrease in net assets resulting from distributions to shareholders	—	(170,208)

FROM CAPITAL TRANSACTIONS
Proceeds from Class I shares sold	3,000,000	775,000
Net asset value of Class I shares issued in reinvestment of distributions	—	170,208
Net increase in net assets resulting from capital transactions	3,000,000	945,208

TOTAL INCREASE IN NET ASSETS	3,881,472	778,976

NET ASSETS
Beginning of Period/Year	10,774,040	9,995,064
End of Period/Year	$14,655,512	$10,774,040

SHARE ACTIVITY
Class I shares sold	309,917	85,293
Shares reinvested	—	18,302
Net increase in shares of beneficial interest outstanding	309,917	103,595

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF CASH FLOWS
For the Six Months Ended September 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$881,472

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:

Purchases of long-term portfolio investments	(3,333,788)
Proceeds from sale of long-term portfolio investments	494,156
Purchases of short-term portfolio investments	(3,995,066)
Proceeds from sale of short-term portfolio investments	3,617,922
Net realized loss from investment transactions	(21,281)
Net change in unrealized appreciation/depreciation on investments	(644,180)
Change in assets and liabilities:
Increase in dividends receivable	(1,435)
Increase in due from Adviser	(75,669)
Decrease in prepaid expenses and other assets	(55,338)
Increase in payable to related parties	73,987
Increase in accrued expenses and other liabilities	59,220

Net cash used in operating activities	(3,000,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of shares	3,000,000
Net cash provided by financing activities	3,000,000

Net change in cash held in escrow	—
Cash held in escrow at beginning of year	—
Cash held in escrow at end of year	$—

The accompanying notes are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period/Year

Class I

	For The
	Six Months Ended		For The		For The
	September 30, 2023		Year Ended		Period Ended
	(Unaudited)		March 31, 2023		March 31, 2022 *
Net asset value, beginning of period/year	$9.68		$9.90		$10.00

Net increase (decrease) in net assets resulting from operations:
Net investment income (1)	0.19		0.13		0.01
Net realized and unrealized loss on investments	0.43		(0.19)		(0.11)
Total from investment operations	0.62		(0.06)		(0.10)

Less distributions from:
Net investment income	—		(0.16)		—
Total distributions	—		(0.16)		—

Net asset value, end of period/year	$10.30		$9.68		$9.90

Total return (2)	6.40	% (4)	(0.58)%		(1.00	)% (4)

Net assets, at end of period/year (000s)	$14,656		$10,774		$9,995

Ratio of gross expenses to average net assets (6)	9.67	% (5)	9.72%		17.36	% (5)
Ratio of net expenses to average net assets (6)	0.00	% (3)(5)	0.00	% (3)	0.00	% (3)(5)
Ratio of net investment income to average net assets (6)	3.82	% (5)	1.35%		0.57	% (5)
Portfolio Turnover Rate	4	% (4)	15%		0	% (4)

*	Commencement of Operations for Class I was December 29, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	For the period ended March 31, 2022, year ended March 31, 2023 and the six months period ended September 30, 2023, the Adviser agreed to waive all expenses. (see Note 4)

(4)	Not annualized.

(5)	Annualized for periods less than one full year.

(6)	The ratios do not reflect the Fund’s proportionate share of the income and expense of the Portfolio Funds.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
September 30, 2023

1.	ORGANIZATION

Fairway Private Equity & Venture Capital Opportunities Fund (the “Fund”) was organized on August 9, 2021 as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Fairway Capital Management, LLC (the “Adviser”). The Fund is offered to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933. The Fund commenced operations on December 29, 2021 (“Commencement of Operations”).

The investment objective of the Fund is to generate long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in private equity and venture capital investments including: (i) primary and secondary investments in private equity and venture capital funds managed by third-party managers (“Portfolio Funds” and such third-party managers, “Portfolio Fund Managers”), (ii) investments in private operating companies through special purpose vehicles structured to invest in private equity and venture capital investments (“Direct Investments”), which may be made alongside one or more Portfolio Funds, and (iii) investments in publicly listed companies whose primary business is private equity investing, including listed companies with economic characteristics similar to Portfolio Funds and other publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies (together with Portfolio Funds and Direct Investments, “Fund Investments”). The Fund will also hold liquid investments for cash management purposes, which may include publicly traded equity securities, money market funds, short-term treasuries and other liquid investments.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund’s Shares will generally be offered on the first business day of each quarter at the net asset value (“NAV”) per Share on that date, except that the Shares may be offered more or less frequently as determined by the Board of Trustees (the “Board”) in its sole discretion. Currently only Class I Shares are offered for purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services – Investment Companies”.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

Securities Valuation – Common and preferred equity securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined. Each security type has a primary and secondary pricing source. If neither the primary nor any secondary pricing source can provide a price or logic to determine a price, the Valuation Committee, defined below, will determine a fair value price for the security.

Fair Valuation Process – The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and has appointed a separate valuation committee (the “Valuation Committee”) and delegated to the Valuation Committee the responsibility to determine the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations.

The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Adviser assists the Valuation Committee in making valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund’s investments is performed in accordance with FASB ASC 820 “Fair Value Measurement” (“ASC 820”).

In validating market quotations or evaluated prices, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee typically applies widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods may be applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2023 for the Fund’s assets measured at fair value:

					Investments Valued
Assets	Total Investments	Level 1	Level 2	Level 3	at NAV
Common Stocks*	$1,988,008	$1,988,008	$—	$—	$—
Direct Investments	3,073,000	—	—	3,073,000	—
Portfolio Funds	8,786,799	—	—	—	8,786,799
Short-Term Investment	724,353	724,353	—	—	—
Total	$14,572,160	$2,712,361	$—	$3,073,000	$8,786,799

*	Please refer to the Portfolio of Investments for industry classifications.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2023:

		Valuation		Range of
Investment Type	Fair Value	Technique	Unobservable Input	Inputs
Homebrew SL Fund, LLC	$250,000	Market comparable companies	Enterprise value to revenue multiple	9x

MXV SPV Master LP 1	$1,691,000	Market comparable companies	Enterprise value to revenue multiple	9x

MXV SPV Master LP 2	$1,132,000	Market comparable companies	Enterprise value to revenue multiple	6x

The valuation uses enterprise value to revenue multiple as the significant unobservable input. A change to the unobservable input could result in a significantly higher or lower fair value measurement.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Direct Investments	Total
Beginning Balance	$2,667,251	$2,667,251
Cost of purchases	263,514	263,514
Change in unrealized appreciation/depreciation	142,235	142,235
Ending Balance	$3,073,000	$3,073,000

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2023 was $142,235.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

Investments Valued at NAV – ASC 820 permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Portfolio Fund Manager would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s Valuation Procedures that the private investment is not being reported at fair value.

A listing of the private investments held by the Fund and their attributes, as of September 30, 2023, that qualify for these valuations are shown in the table below:

					Notice	Redemption
Investment			Remaining	Redemption	Period (In	Restrictions
Category	Investment Strategy	Fair Value	Life	Frequency *	Days)	Terms **
Portfolio Funds	Investments in nonpublic companies; the acquisition of the companies that create value through profitable revenue.	$8,786,799	N/A	None	N/A	Liquidity in form of distributions from Portfolio Funds.

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from Portfolio Funds cannot be determined. It is estimated that distributions will occur over the life of the Portfolio Funds.

Unfunded Commitments – As of September 30, 2023 the Fund had total unfunded commitments of $17,227,052 to Portfolio Funds. All commitments to current Direct Investments have been fully funded. The Fund expects to fulfill unfunded commitments through the use of current liquidity, future distributions from Portfolio Funds and Direct Investments and future shareholder subscriptions.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

Cash Held in Escrow – Cash held in escrow represents restricted monies received in advance of the effective date of a Shareholder’s subscription. The monies are on deposit with the Fund’s transfer agent and are released from escrow upon the determination of NAV as of the effective date of the subscription. The liability for subscriptions received in advance is included in the Statement of Assets and Liabilities.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Fund Expenses – The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Portfolio Funds in which the Fund invests (“acquired fund fees”), management fees, fees and expenses associated with any credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Portfolio Funds and Direct Investments are included in the cost of the investment.

Dividends and Distributions to Shareholders – Dividends from net investment income and net capital gains are declared and paid annually for the Fund. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in the consolidated financial statements. Actual results could differ from those estimates.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

Federal Income Taxes – The Fund has elected to be treated as a regulated investment company under all sections of Subchapter M of the Internal Revenue Code and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax period ended September 30, 2022, or expected to be taken in the Fund’s September 30, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as US federal, Illinois and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months period ended September 30, 2023, the Fund did not incur any interest or penalties.

3.	INVESTMENT TRANSACTIONS AND ASSOCATED RISKS

For the six months period ended September 30, 2023, cost of purchases and proceeds from sales of investments, other than short-term investments, amounted to $3,333,788 and $494,156, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

Market Disruption and Geopolitical Risk

Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, actions by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Fund’s investments, including beyond a Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the U.S. or foreign economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund. Any of these occurrences could disrupt the operations of the Fund and the Fund’s service providers.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

Valuations of Portfolio Funds Subject to Adjustment

The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its quarter-end net asset value and the net asset value per Share, may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount.

Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance.

Nature of Portfolio Companies

The Fund investments include direct and indirect investments in various private operating companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. The Fund investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

General Risks of Secondary Investments

The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired.

Publicly Traded Private Equity Risk

Publicly traded private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies (“BDCs”), unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Publicly traded private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private equity companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Fund pays the Adviser an investment management fee (the “Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund pays the Adviser a Management Fee at an annual rate of 0.75% of the Fund’s average net assets, which is accrued and payable at the end of each calendar quarter (or at such other interval, not less frequently than quarterly, as the Board may from time to time determine and specify in writing to the Adviser), before giving effect to any repurchase of Shares in the Fund effective as of that date. For the six months period ended September 30, 2023, the Fund incurred $53,099 in Management Fees, all of which was waived by the Adviser.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

The Fund also pays the Adviser an incentive fee (the “Incentive Fee”) at the end of each calendar quarter (or at such other intervals as the Board may from time to time determine and specify in writing to the Adviser) in an amount equal to 10% of the excess, if any, of (i) the net profits of the Fund for the applicable quarter over (ii) the then balance, if any, of a memorandum account maintained by the Fund (the “loss recovery account”), which will have an initial balance of zero and will be (a) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (b) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the applicable quarter exceeds the net asset value of the Fund as of the commencement of the same quarter, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. During the six months period ended September 30, 2023 there were no Incentive Fees assessed to the Fund.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate (as a percentage of the net assets of the applicable class of Shares of the Fund, as calculated at the end of each calendar quarter) of 2.00% and 2.70% with respect to Class I Shares and Class A Shares, respectively (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, Incentive Fees to be paid to the Adviser, litigation and indemnification expenses, judgments and extraordinary expenses. For the six months ended September 30, 2023, the Adviser waived fees/reimbursed expenses pursuant to the Expense Limitation Agreement of $321,068. Additionally, the Adviser has voluntarily agreed to waive expenses of $226,150 such that the net expenses for the Fund for the six months period ended September 30, 2023 are $0.

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Limitation Agreement, the Adviser may, for a period ending three years after the end of the quarter in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will continue in effect through July 31, 2024, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. As of March 31, 2023, expenses subject to recapture are $386,823 and $765,896, which will expire on March 31, 2025 and March 31, 2026, respectively.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

Ultimus Fund Distributors, LLC, (the “Distributor”), is the distributor for the Shares of the Fund. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which it distributes Shares for the Fund. Class I Shares are not subject to any distribution fees.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agency services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of UFS, for which they receive customary fees pursuant to the UFS servicing agreement.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The following information is provided on a tax basis as of September 30, 2023:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$13,397,724	$1,642,937	$(468,501)	$1,174,436

Fund management has elected a tax year-end of September 30th. This report contains the tax disclosures as of the Fund’s initial tax year-end.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (ie, all open tax periods since inception). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

The tax character of distributions paid for the period ended September 30, 2023 and September 30, 2022 was as follows:

	Period Ended	Period Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$74,619	$—
Long-Term Capital Gain	—	—
Return of Capital	95,589	—
	$170,208	$—

As of September 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(403,294)	$—	$1,174,436	$771,142

At September 30, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$349,592	$53,702	$403,294	$—

During the tax year ended September 30, 2023, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the tax adjustments for prior year tax returns, the use of tax equalization credits, and distributions in excess, resulted in reclassifications for the Fund for the tax year ended September 30, 2023, as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$95,589	$(95,589)

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

6.	REPURCHASE OFFERS

Shareholders do not have the right to require the Fund to redeem their Shares. To provide a limited degree of liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects, generally, to recommend to the Board that the Fund offer to repurchase Shares on a quarterly basis (or on such earlier or later date(s) as the Board may determine), with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day).

The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund although any particular recommendation may exceed such percentage. Each repurchase offer will generally commence approximately 120 days prior to the applicable repurchase date.

If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law. The Fund may cause the repurchase of a shareholder’s Shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining shareholders. Shares tendered for repurchase will be treated as having been repurchased on a “first in, first out” basis. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interest of the Fund.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2023

During the six months ended September 30, 2023, the Fund completed two quarterly repurchase offer. In the offer, the Fund offered to repurchase up to 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. The results of the repurchases offer are as follows:

Repurchase Offer #1
Commencement Date	August 1, 2023
Repurchase Request Deadline	June 26, 2023
Repurchase Pricing Date	June 30, 2023
Net Asset Value as of Repurchase Offer Date	$10.04
Pricing Date	June 30, 2023
Number of Shares Repurchased	—
Amount Repurchased	$0
Percentage of Outstanding Shares Repurchased	0.00%

Repurchase Offer #2
Commencement Date	May 1, 2023
Repurchase Request Deadline	September 26, 2023
Repurchase Pricing Date	September 29, 2023
Net Asset Value as of Repurchase Offer Date	$9.78
Pricing Date	September 29, 2023
Number of Shares Repurchased	—
Amount Repurchased	$0
Percentage of Outstanding Shares Repurchased	0.00%

7.	SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined there have not been any events that have occurred that would require adjustments or disclosures in the financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

Approval of Continuance of Advisory Agreement

At a meeting held on August 8, 2023, the Board of Trustees, including a majority of the Independent Trustees, unanimously approved the continuance of the Investment Management Agreement between the Adviser and the Fund (the “Management Agreement”). In advance of the meeting, the Board requested, and the Adviser provided, certain information related to the Adviser and the terms of the proposed Management Agreement.

In the course of consideration of the approval of the Management Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the Management Agreement. Prior to voting, the Independent Trustees met with and asked questions of representatives of the Adviser and also met separately with their independent legal counsel.

In considering the approval of the continuance of the Management Agreement and reaching their conclusions with respect to the Management Agreement, the Trustees took note of relevant judicial precedent and regulations adopted by the SEC that set forth the factors to be considered by the Trustees when deciding to approve an investment advisory agreement. These factors include, but are not limited to, the following: (1) the nature, extent, and quality of the services to be provided to the Fund; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) whether economies of scale might be realized as the Fund grows; and (5) whether fees are likely to share economies of scale for the benefit of the Fund’s shareholders.

The Trustees, including the Independent Trustees, considered a variety of factors, including those described below. The Trustees also considered other factors and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees also had an opportunity to meet in executive session and separately with compliance personnel to discuss the materials presented and any compliance issues raised by Fairway’s presentation.

Nature, Extent, and Quality of Services. The Trustees considered materials provided by Fairway regarding the nature, extent, and quality of the services provided to the Fund by Fairway, including an overview of Fairway and the personnel that perform services for the Fund. The Trustees considered the qualifications, background and responsibilities of the members of Fairway’s portfolio management team who oversee the day-to-day investment management and operations of the Fund.

Performance. The Trustees considered information provided by Fairway that compared the performance of the Fund with the performance of public markets, as demonstrated by the S&P 500 Index. The Trustees noted that the Fund’s return from the period from its inception on December 29, 2021 to March 31, 2023 was (1.26)%, outperforming the S&P 500 Index which returned (10.08)% for the same period.

Fairway Private Equity & Venture Capital Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

Fees and Expenses. The Trustees next considered information regarding the Fund’s expense ratio and its various components, including the management fee for the Fund. The Trustees compared the Fund’s fees, expenses and overall expense ratio to expense information for the Fund’s available peer group, as supplementally provided by Fairway, noting that the management fee was lower than its peers and the total expense ratio for the Fund was higher than other funds in the peer group due to the Fund’s current level of assets. The Trustees considered that Fairway had agreed to reduce the management fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “excluded expenses” to the annual rate (as a percentage of the average daily net assets of the applicable class of shares of the Fund) of 2.70% and 2.00% with respect to Class A shares and Class I shares, respectively.

Profitability. The Trustees considered Fairway’s profitability for the period since the Fund’s inception, the costs of managing the Fund, and other information provided by Fairway regarding its financial condition. The Trustees considered Fairway’s overall financial condition and noted that the Fund was currently operating at a loss to Fairway which was consistent with Fairway’s original business plan.

Economies of Scale. The Trustees considered statements at the meeting from management as to whether Fairway currently realizes economies of scale with respect to its management of the Fund. They noted the continued subsidy of the Fund by the Adviser. The Trustees also considered that the Fund may expect to achieve economies of scale as the Fund continues to grow and that the Board will reevaluate whether such economics exist from time to time.

Fall-out Benefits. The Trustees then considered the Adviser’s statements at the meeting regarding direct or indirect “fall-out benefits” to Fairway as a result of its relationship with the Fund. He noted that the main benefit is reputational as it relates to the addition of a registered product to Fairway’s line-up.

Conclusion. The Trustees, having requested and received such information from Fairway as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that the Advisory Agreement should be approved for an additional one-year term.

Based on all of the above-mentioned factors, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that the approval of the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Fairway Private Equity & Venture Capital Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2023

Trustee and Officer Tables:

NAME AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
INDEPENDENT TRUSTEES*
Thomas A. Hale (1957)***	Trustee; Board Chair	Since Inception	Director of Strategic Planning, Confluence Investment Management LLC (2017 – present).	1	None.
Michelle L. Cahoon (1966)***	Trustee; Audit Committee Chair	Since Inception	Consulting Chief Financial Officer, Driehaus Capital Management LLC (January 2019 – March 2019); Vice President and Treasurer, Driehaus Mutual Funds (2006 – 2018); Chief Financial Officer and Treasurer, Driehaus Capital Management LLC and Driehaus Securities LLC (2004 – 2018).	1	Independent Trustee, Russell Investment Company and Russell Investment Funds (April 2021 – Present).
James P. Breen (1952)***	Trustee	Since Inception	Partner, KPMG LLP (1974 – 2020); Adjunct Instructor, University of Notre Dame (1999 – 2020).	1	None.
INTERESTED TRUSTEE*
Kevin T. Callahan (1965)***	Trustee; President and Principal Executive Officer	Since Inception	Founder, Fairway Capital Management, LLC (2017 to present); previously Chief Operating Officer, Adams Street Partners (1994 – 2016)	1	Independent Trustee, PPM Funds (2017 – Present).

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

***	The business address for each Trustee of the Fund is One South Wacker Drive, Ste. 1050, Chicago, IL 60606.

Fairway Private Equity & Venture Capital Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2023

OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Martin R. Dean (1963) 2 Easton Oval Suite 300 Columbus, OH 43219	Chief Compliance Officer	Since Inception	President, Northern Lights Compliance Services, LLC (2023 - present); Senior Vice President and Head of Fund Compliance, Ultimus Fund Solutions, LLC (2016 – 2023).
Brian Curley (1970) 80 Arkay Drive Suite 110 Hauppauge, NY 11788	Treasurer and Principal Financial Officer	Since May 2022	Vice President, Ultimus Fund Solutions, LLC (2015 – Present).
Christine Palermo (1976) 80 Arkay Drive Suite 110 Hauppauge, NY 11788	Assistant Treasurer	Since May 2022	Manager, Fund Administration, Ultimus Fund Solutions, LLC (2008 – Present).
Jennifer Merchant (1975) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since May 2023	Assistant Vice President and Counsel, Legal Administration, Ultimus Fund Solutions, LLC (2022 – Present); General Counsel, Office of the State Treasurer, Washington State (2019 – 2022); Compliance Officer, Washington State Investment Board (2010 – 2019).
Jesse D. Hallee (1976) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Assistant Secretary	Since May 2023	Senior Vice President and Associate General Counsel, Ultimus Fund Solutions, LLC (2022 – Present); Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – 2019).
Jonathan D. Burgess (1988) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Assistant Secretary	Since Inception	Associate Legal Counsel, Ultimus Fund Solutions, LLC (2023 – present); Manager, Legal Administration, Ultimus Fund Solutions, LLC (2021 – 2023); Assistant Vice President and Paralegal Team Lead, State Street Bank and Trust Company (2016 – 2021).
Jared Lahman (1986) 4221 North 203rd Street Suite 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since Inception	AML Officer of the Trust (October 2021 – Present); Compliance Analyst, Northern Lights Compliance Services, LLC (2019 – Present); Manager, Fund Accounting, Gemini Fund Services, LLC (2014 – 2018).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-833-741-7382.

October 2021

PRIVACY NOTICE
FACTS	WHAT DOES FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fairway Private Equity & Venture Capital Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1- (833) 741-7382

Who we are
Who is providing this notice?	Fairway Private Equity & Venture Capital Opportunities Fund
What we do
How does Fairway Private Equity & Venture Capital Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Fairway Private Equity & Venture Capital Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Fairway Private Equity & Venture Capital Opportunities Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Fairway Private Equity & Venture Capital Opportunities Fund does not share with non-affiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■    Fairway Private Equity & Venture Capital Opportunities Fund does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-741-7382 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-741-7382.

INVESTMENT ADVISER
Fairway Capital Management, LLC
One South Wacker Drive, Suite 1050
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

FAIRWAY-SAR23

(b)        Not applicable

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a)	Schedule of investments in securities of unaffiliated issuers is included under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fairway Private Equity & Venture Capital Opportunities Fund

By (Signature and Title)

/s/ Kevin T. Callahan

Kevin T. Callahan, Principal Executive Officer/President

Date 12/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/6/2023